KRATON PERFORMANCE POLYMERS, INC. SECOND QUARTER 2011 EARNINGS CONFERENCE CALL August 3, 2011 Exhibit 99.1

Forward-Looking Statement Disclaimer

This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions and include statements regarding our ability to obtain raw materials; costs, timing and plans related to our planned joint venture with Formosa Petrochemical Corporation and the related manufacturing facility; estimated future contributions to our benefit plans; anticipated capital expenditures; and estimated future pension contributions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk
Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on
LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire;
limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs;
customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we do not enter into long-
term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; future sales of our shares could adversely affect the market price of our common stock; and Delaware law and some provisions of our organizational documents make a takeover of our company more difficult. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-
GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-
GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

Update on 2011 Business Priorities

Capital Investment
Earnings Growth
Innovation-led Top-line
Growth
Paulinia IRL expansion complete
Belpre IR conversion complete
Belpre DCS upgrade ongoing
Finalized agreement with our supplier in Japan for next IRL
capacity addition
Announced Framework Agreement with Formosa
Q2 TTM vitality index of 14%
Q2’11 innovation revenue up 25% compared to Q2’10
Q2 sales volume of 82 kT
Q2 revenue of $386 million, up 16% year-on-year
Q2 GAAP net income of $47 million or $1.44 per share
Q2 Adjusted EBITDA of $74 million
Q2 LIFO to FIFO benefit of $50 million
JV to build, own and operate 30 kT HSBC plant in Taiwan

11% -3% Q2'11 vs. Q2'10 Q2'11 vs. Q1'11 30% $98 $111 $108 Q2 10 Q1 11 Q2 11 Advanced Materials End Use Review 5 TTM Revenue Profile Change in Sales Revenue End Use Revenue US $ in millions AM

17%
11%
Q2'11 vs. Q2'10
Q2'11 vs. Q1'11
Adhesives, Sealants and Coatings End Use Review
32%
6
TTM Revenue Profile Change in Sales Revenue End Use Revenue
US $ in millions
ASC
$104
$110
$122
Q2 10 Q1 11 Q2 11

19% 36% Q2'11 vs. Q2'10 Q2'11 vs. Q1'11 29% $107 $94 $128 Q2 10 Q1 11 Q2 11 Paving and Roofing End-Use Review 7 TTM Revenue Profile Change in Sales Revenue End Use Revenue US $ in millions P&R

$87 $79 $61 $35 TTM Q2'11 2010 2009 2008 6% EB $19 $20 $20 Q2 10 Q1 11 Q2 11 Emerging Businesses End Use Review 8 TTM Revenue Profile Sales Revenue End Use Revenue US $ in millions US $ in millions

Innovation-led Top Line Growth

Goal - 20% of revenue from innovation
Vitality Index
Q2 TTM vitality index 14%
Innovation revenue up 25% year-on-year, YTD innovation revenue up 38%
Strong year-on-year revenue growth in key innovations
PVC replacement up 114%
Potable water tubing up 83%
Roofing innovations up 56%
Reactive SBS for printing plates up 46%
Key adhesives applications up 45%

Volume (kT)
Selected Financial Trends – Q2 2011
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the  extinguishment of debt.
10
Revenue
(US $ in Millions)
Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA (1)
(US $ in Millions)
Adjusted
EBITDA
Margin
$332
$345
$386
$300
$350
$400
Q2 10 Q1 11 Q2 11
82
81
86
Q2 10 Q1 11 Q2 11
$89
$87
$108
26.8%
25.2%
28.1%
0
20
40
60
80
100
120
Q2 10 Q1 11 Q2 11
$63
$56
$74
19.0%
16.2%
19.0%
0
10
20
30
40
50
60
70
80
Q2 10 Q1 11 Q2 11
40
60
80
100
120
140

Impact of Monomer Volatility
11
$5.2
$11.9
$22.3
-$2.3
-$34.3
-$9.3
$12.8
$13.3
$7.3
$14.7
-$1.7
-$8.1
$21.0
$49.8
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
$568
$537
$805
$976
$918
$632
$707
$781
$849
$864
$1,046
$970
$810
$712
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
$636
$664
$1,054
$932
$190
$501
$865
$998
$949
$1,034
$1,024
$885
$1,068
$1,318
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Quarterly Impact of LIFO to FIFO
Adjustment
Gross Profit per Ton
@ LIFO
Gross Profit per Ton
@ FIFO (GAAP)
In periods where LIFO to FIFO impact is
minimal, profit per ton on a LIFO basis and a
FIFO basis converge, demonstrating pass
through of raw material price increases
Spread between revenue per ton and raw
material cost per ton (LIFO basis) also
demonstrates pass through of raw material
price increases
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2

Spread Between Revenue/Ton and
Raw Material Cost/Ton (@LIFO)

Q2 2011 Sales Revenue Walk 12 Q2 2011 vs. Q1 2011 Q2 2011 vs. Q2 2010 US $ in millions $332 $386 $(13) $44 $23 Q2 2010 Volume Price FX Q2 2011 $345 $386 $1 $32 $8 Q1 2011 Volume Price FX Q2 2011

Q2 2011 Adjusted EBITDA
(1)
Walk
13
Q2 2011 vs. Q1 2011
US $ in millions
(1)
Adjusted EBITDA
is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the extinguishment of debt.
Q2 2011 vs. Q2 2010
$63
$74
$(3)
$44
$(21)
$(5)
$(4)
Q2 2010 Volume Price COGS R&D/SG&A FX/Other Q2 2011
$56
$74
$1
$32
$(13)
$(2)
$-
Q1 2011 Volume Price COGS R&D/SG&A FX/Other Q2 2011

Q2 2011 Financial Overview
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the extinguishment of debt.
US $ in Thousands except per share data
14
Three months Ended Three months Ended Three months Ended
6/30/2011 3/31/2011 6/30/2010
Sales Volume (kt) 82 81 86
Total Operating Revenues $                  386,428 $                  344,828 $                  332,086
Cost of Goods Sold 278,033 257,977 242,973
Gross Profit 108,395 86,851 89,113
Operating expenses
Research and Development 6,966 6,602 5,572
Selling, General and Administrative 27,912 27,171 21,772
Depreciation and Amortization of Identifiable Intangibles 15,604 14,626 11,969
Loss on Extinguishment of Debt - 2,985   -
Earnings  (loss)  of Unconsolidated Joint Venture (880)                            141 162
Interest Expense, net 5,915 11,181 6,272
Income Before Income Taxes 51,118 24,427 43,690
Income Tax Expense 4,141 2,550 5,095
Net Income $                    46,977 $                    21,877 $                    38,595
Earnings per Common Share - Diluted $                       1.44 $                       0.68 $                     1.24
Adjusted EBITDA
(1)
$                    74,199 $                    56,018 $                    63,025

US $ in millions

Cash at quarter end of
$67 million.
Net Debt-to-Capitalization
ratio of 37.2% at quarter
end.
Net Debt to TTM Adjusted
EBITDA was 1.5x at
6/30/11.
(1) Net debt is equal to total debt, less cash and cash equivalents.
Balance Sheet
49.7%
47.0%
40.0%
39.1%
42.2%
37.2%
35%
40%
45%
50%
55%
60%
$250
$270
$290
$310
$330
$350
$370
Q1'10 Q2'10 Q3'10
Q4'10 Q1'11
Q2'11
Net Debt
and Net Debt to Capitalization
(1)
$390

Selected 2011 Estimates
Working capital (excluding cash) as a % of revenue 25% to 27%
Capital spending $80 to $85 million
Interest expense
(1)
~$31 million
Research & development ~$28 million
SG&A ~ $103 million
Depreciation and amortization ~$61 million
Book tax rate ~9%

(1) Includes accelerated write-off of deferred financing costs associated with the debt refinancing of $5 million.

APPENDIX August 3, 2011

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

US $ in Thousands
(1)
The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

(2)      Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the  extinguishment of debt.
Three months Ended Three months Ended Three months Ended
6/30/2011 3/31/2011 6/30/2010
Net Income $             46,977 $                  21,877 $                  38,595
Add(deduct):
Interest expense, net 5,915 11,181 6,272
Income tax expense 4,141 2,550 5,095
Depreciation and amortization expenses 15,604 14,626 11,969
EBITDA
(1)
$               72,637 $                  50,234 $                  61,931
EBITDA
(1)
$                72,637 $                    50,234 $                  61,931
Add:
Restructuring and related charges (93) 1,505 655
Other non-cash expenses 1,655 1,294 439
Loss on extinguishment of debt - 2,985   -
Adjusted EBITDA
(2)
$              74,199 $                    56,018 $                   63,025
Restructuring and related detail:
Selling, general and administrative (93) 1,505 655
Total restructuring and related charges (93)  $                     1,505 655
$ $

KRATON PERFORMANCE POLYMERS, INC. SECOND QUARTER 2011 EARNINGS CONFERENCE CALL August 3, 2011